                                                                    Exhibit 99.1


                                   APPENDIX A
                                   DEFINITIONS

            Accepted Master Servicing Practices: With respect to any Mortgage Loan, those customary mortgage servicing practices of prudent mortgage servicing institutions that master service Mortgage Loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to the Servicer).

            Account: The Master Servicer Collection Account, the Payment Account and any Protected Account, as the context may require.

            Accrual Period: With respect to the Notes and any Payment Date, the calendar month preceding the month in which such Payment Date occurs.

            Accrued Note Interest: With respect to any class of Notes on any Payment Date, the sum of (x) the amount of interest accrued during the related Accrual Period at the applicable Note Rate on the Note Principal Balance of such
Note immediately prior to such Payment Date, less such class's share of (a) Prepayment Interest Shortfalls on the related Mortgage Loans and (b) Interest Shortfalls on the related Mortgage Loans resulting from the application of the Relief Act or similar state law and (y) the sum of (1) the excess of (A) Accrued
Note Interest for such class with respect to prior Payment Dates over (B) the amount actually paid to such class with respect to Accrued Note Interest on such prior Payment Dates and (2) interest on such excess (to the extent permitted by applicable law) at the applicable Note Rate for the related Accrual Period.

            Additional Collateral: With respect to any Additional Collateral Mortgage Loan, the meaning assigned thereto in the Mortgage Loan Purchase Agreement.

            Additional Collateral Mortgage Loan: Each Mortgage Loan identified as such in the Mortgage Loan Schedule.

            Adjustment Date: As to each Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

            Administration Agreement: The administration agreement, dated as of December 22, 2005, by and between the Issuer and the Administrator.

            Administrator: Wells Fargo Bank, N.A., and its successors and assigns.

            Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

            Aggregate Master Servicing Compensation: For any Payment Date, any investment income on funds on deposit in the Master Servicer Collection Account that is payable to the Master Servicer on such Payment Date pursuant to the Sale and Servicing Agreement.

            Allocable Share: With respect to each Class of Class M Notes and Class B Notes:

            (a) as to any Payment Date and amounts distributable pursuant to clause (1) of the definition of Subordinate Optimal Principal Amount, the fraction, expressed as a percentage, the numerator of which is the Note Principal Balance of such Class and the denominator of which is the aggregate Note Principal Balance of all Classes of Class M Notes and Class B Notes; and

            (b) as to any Payment Date and amounts distributable pursuant to clauses (2), (3) and (4) of the definition of Subordinate Optimal Principal Amount and as to each Class of Class M Notes and Class B Notes (other than the Class of Class M Notes and Class B Notes having the lowest numerical designation as to which the Class Prepayment Distribution Trigger shall not be applicable) for which (x) the related Class Prepayment Distribution Trigger has been satisfied on such Payment Date, the fraction, expressed as a percentage, the numerator of which is the Note Principal Balance of such Class and the denominator of which is the aggregate of the Note Principal Balances of all such Classes of Subordinate Notes and (y) the related Class Prepayment Distribution Trigger has not been satisfied on such Payment Date, 0%; provided that if on a Payment Date, the Note Principal Balance of any Class of Class M Notes and Class B Notes for which the related Class Prepayment Distribution Trigger was satisfied on such Payment Date is reduced to zero, any amounts distributed pursuant to this clause (b), to the extent of such Class's remaining Allocable Share, shall be distributed to the remaining Class or Classes of Class M Notes and Class B Notes which satisfy the related Class Prepayment Distribution Trigger and to the Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Notes, in that order, in reduction of their respective Note Principal Balances.

            Applied Realized Loss Amount: With respect to any of the Subordinated Notes and any Payment Date, an amount equal to the sum of any Realized Loss allocated to that Class of Notes on that Payment Date and any Applied Realized Loss Amount for that Class remaining unpaid from the previous Payment Date, in each case, with interest thereon at the applicable Note Rate for such Payment Date for such Class for the related Accrual Period.

            Applicable Credit Rating: For any long-term deposit or security, a credit rating of AAA from S&P. For any short-term deposit or security, a rating of A-l+ from S&P.

            Appraised Value: For any Mortgaged Property related to a Mortgage Loan, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

            Assignment Agreements: The agreements attached as Exhibits D-1, D-2, D-3 and D-4 to the Sale and Servicing Agreement, whereby the related Servicing Agreement was assigned to the Issuer for the benefit of the Noteholders.

            Assignment of Mortgage: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

            Aurora Servicing Agreement: The Reconstituted Servicing Agreement, dated as of December 1, 2005, by and between Taberna Realty Holdings Trust and Aurora, attached as Exhibit C-3 to the Sale and Servicing Agreement.

            Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

            Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee and Securities Administrator on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and any officer of the Administrator.

            Available Funds: With respect to any Payment Date, the sum of the Group One Available Funds, Group Two Available Funds, Group Three Available Funds, Group Four Available Funds and Group Five Available Funds for such Payment Date.

            Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. Sections 101-1330.

            Bankruptcy Loss: With respect to any Mortgage Loan, any Deficient Valuation or Debt Service Reduction related to such Mortgage Loan as reported by the Servicer to the Master Servicer.

            Basic Documents: The Sale and Servicing Agreement, the PHH Servicing Agreement, the Countrywide Servicing Agreement, the Aurora Servicing Agreement, the Wells Fargo Servicing Agreement, the Indenture, the Trust Agreement, the Mortgage Loan Purchase Agreement, the Administration Agreement and the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

            Beneficial Owner: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

            Book-Entry Notes: Beneficial interests in the Class 1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1D, Class 2-A-1E, Class 2-A-2, Class 3-A-1, Class 4-A-1 and Class 5-A-1 Notes, ownership and transfers of which shall be made through book entries by the Depository as described in the Indenture.

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Indenture Trustee, the Owner Trustee, the Master Servicer, the Servicers or the Securities Administrator is located are authorized or obligated by law or executive order to be closed.

            Certificate Paying Agent: Initially, the Securities
Administrator, in its capacity as Certificate Paying Agent, or any successor to Securities Administrator in such capacity.

            Certificate Distribution Account: The account or accounts created and maintained pursuant to Section 3.09(c) of the Trust Agreement. The Certificate Payment Account shall be an Eligible Account.

            Certificate Percentage Interest: With respect to the Trust Certificates and any date of determination, the percentage interest as stated on the face of any Trust Certificate.

            Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

            Certificate Registrar: Initially, the Securities Administrator, in its capacity as Certificate Registrar, or any successor to the Securities Administrator in such capacity pursuant to the Trust Agreement.

            Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

            Certificates or Trust Certificates: The Merrill Lynch Mortgage Investors Trust Certificates, Series MLMI 2005-A9, evidencing the beneficial ownership interest in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Securities Administrator or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

            Class: Any of the Class A, Class M or Class B Notes.

            Class 1-A Notes:  means the Class 1-A-1 and Class 1-A-2 Notes.

            Class 2-A Notes: means the Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1D, Class 1-A-1E and Class 2-A-2 Notes.

            Class 2-A-1 Notes: means the Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1D, and Class 1-A-1E.

            Class 3-A Notes:  means the Class 3-A-1 and Class 3-A-2 Notes.

            Class 4-A Notes:  means the Class 4-A-1 and Class 4-A-2 Notes.

            Class 5-A Notes:  means the Class 5-A-1 and Class 5-A-2 Notes.

            Class A Notes: The Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Notes in the form attached as Exhibit A-1 to the Indenture.

            Class B Notes: The Class B-1, Class B-2 and Class B-3 Notes in the form attached as Exhibit A-3 to the Indenture.

            Class M Notes: The Class M-1, Class M-2 and Class M-3 Notes in the form attached as Exhibit A-3 to the Indenture.

            Class Prepayment Distribution Trigger: For a Class of Class M Notes or Class B Notes for any Payment Date, the Class Prepayment Distribution Trigger is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate Note Principal Balance of such Class and each Class of Class M Notes or Class B Notes subordinate thereto, if any, in each case, immediately preceding such Payment Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the beginning of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date. If on any Payment Date the Note Principal Balance of any Class or Classes of Class M Notes or Class B Notes for which the related Class Prepayment Distribution Trigger was satisfied on such Payment Date is reduced to zero, any amounts distributable to such Class or Classes pursuant to clauses (ii), (iii) and (v) of the definition of "Subordinate Optimal Principal Amount," to the extent of such Class's remaining Allocable Share, shall be distributed to the remaining Class or Classes of Class M Notes or Class B Notes in reduction of their respective Note Principal Balances, sequentially, Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Notes, in that order.

            Closing Date:  December 22, 2005.

            Closing Date Legal Authorities: The existing provisions of applicable law and regulations issued or proposed thereunder, published rulings and releases of applicable agencies or other governmental bodies and existing case law upon which the tax opinions of Dechert LLP are based.

            Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

            Collateral: The meaning specified in the Granting Clause of the Indenture.

            Commission: The Securities and Exchange Commission.

            Compensating Interest Payment: As defined in Section 3.21 of the Sale and Servicing Agreement with respect to amounts payable by the Master Servicer, and any amounts in respect of Interest Shortfalls required to be paid by the related Servicer pursuant to the related Servicing Agreement.

            Corporate Trust Office: With respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Wachovia Bank, National Association, 401 South Tryon Street, 12th Floor, Charlotte,

North Carolina 28288. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890. With respect to the Securities Administrator, Certificate Registrar, Note Registrar and Paying Agent, the Corporate Trust Office of the Note Registrar and the Certificate Registrar for purposes of presentment and surrender of the Notes and the Certificates for the final payment or distribution thereon and for transfer is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: Merrill Lynch Mortgage Investors Trust, Series MLMI 2005-A9, and for all other purposes is located at P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland, 21045), Attn:
Merrill Lynch Mortgage Investors Trust, Series MLMI 2005-A9, or any other address that the Securities Administrator may designate from time to time by notice to the Noteholders and the Certificateholders.

            Countrywide Servicing Agreement: The Flow Seller's Warranties and Servicing Agreement dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc, a copy of which is set out as Exhibit C-4 to the Sale and Servicing Agreement, as modified by the related Assignment Agreement.

            Custodial Agreement: The custodial agreement, dated as of December 22, 2005, among the Issuer, the Depositor, the Indenture Trustee, the Master Servicer and the Custodian, relating to the Merrill Lynch Mortgage Investors Trust, Mortgage-Backed Notes, Series MLMI 2005-A9.

            Custodian: Wells Fargo Bank, N.A., and its successors and assigns.

            Cut-off Date: With respect to the Mortgage Loans, December 1,
2005.

            Cut-off Date Balance:  $927,442,200.

            Cut-off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date after applying the principal portion of Monthly Payments due on or before such date, whether or not received, and without regard to any payments due after such date.

            Debt Service Reduction: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

            Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

            Definitive Notes: The meaning specified in Section 4.08 of the Indenture.

            Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Substitute Mortgage Loan.

            Depositor: Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, or its successor in interest.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

            Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Designated Depository Institution: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Indenture Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

            Determination Date: With respect to any Payment Date, the 15th day of the related month, or if the 15th day of such month is not a Business Day, the immediately preceding Business Day.

            Due Date: With respect to each Mortgage Loan, the day of the month on which each scheduled Monthly Payment is due.

            Due Period: With respect to any Payment Date and the Mortgage Loans, the period commencing on the second day of the month immediately preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the first day of the month of such Payment Date.

            Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Master Servicer Collection Account and the Payment Account, a trust account or accounts (or a sub-account of such) maintained in the corporate trust division of the Master Servicer or Securities Administrator, or (iv) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Master Servicer Collection Account or the Payment Account will not reduce the rating assigned to any of the Notes by such Rating Agency as of the Closing Date by such Rating Agency).

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) a failure by the Issuer to pay Accrued Note Interest or the Principal Payment Amount with respect to any Class of Notes on any Payment Date and such default shall continue for a period of five days; or

                  (ii) the failure by the Issuer on the Final Scheduled Payment
            Date to pay all Accrued Note Interest of any Notes and to reduce the Note Principal Balances of any Class of Notes to zero; or

                  (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the aggregate Note Principal Balance of the Outstanding Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                  (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

            Event of Servicer Termination: The occurrence of an event, as defined in the related Servicing Agreement, permitting termination or removal of the related Servicer thereunder as servicer of certain of the Mortgage Loans.

            Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceed the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Interest Rate through the last day of the month in which the related Liquidation Date occurs, (ii) related Liquidation Expenses (including Liquidation Expenses which are payable therefrom to the related Servicer or the Master Servicer in accordance with the related Servicing Agreement or Sale and Servicing Agreement) and (iii) unreimbursed advances by the related Servicer or the Master Servicer and Monthly Advances.

            Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            Expenses: The meaning specified in Section 7.02 of the Trust Agreement.

            Fannie Mae: Fannie Mae (formerly, the Federal National Mortgage Association), or any successor thereto.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Final Certification: The final certification delivered by the Custodian pursuant to Section 2.3(c) of the Custodial Agreement in the form attached thereto as Exhibit Three.

            Final Scheduled Payment Date: With respect to each Class of Notes, the Payment Date in December 2035.

            Fitch: Fitch, Inc..

            Freddie Mac: Freddie Mac (formerly, the Federal Home Loan Mortgage Corporation), or any successor thereto.

            Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

            Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the minimum and maximum Mortgage Interest Rate and the Periodic Rate Cap) the Mortgage Interest Rate until the next Interest Adjustment Date.

            Group One, Group Two, Group Three, Group Four or Group Five Available Funds: For any Payment Date with respect to each Mortgage Group, the related Interest Funds and the Principal Funds.

            Group One, Group Two, Group Three, Group Four or Group Five Interest Funds: The Interest Funds for such Mortgage Group for any Payment Date.

            Group One, Group Two, Group Three, Group Four or Group Five Principal Funds: The Principal Funds for such Mortgage Group for any Payment Date.

            Group One: The portion of the mortgage pool identified as "Group One" in the Prospectus Supplement.

            Group One Cut-off Date Balance: The aggregate Stated Principal Balance of Mortgage Group One as of the Cut-off Date.

            Group One Net WAC: With respect to a Payment Date, the per annum rate equal to the weighted average of the Net Mortgage Rates of the Group One Mortgage Loans, as of the first day of the related Accrual Period, weighted on the basis of their Stated Principal Balances.

            Group One Principal Payment Amount: Means, as of any Payment Date, the amount equal to the lesser of (i) the aggregate Note Principal Balance of the Class l-A Notes and (ii) the Senior Principal Payment Amount for Group One; provided, however, that with respect to any Payment Date on which the Two Times Test is not satisfied, (A) on and after the Payment Date on which the Note Principal Balance of the Class 2-A Notes is reduced to zero, the Group Two Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 2-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class l-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 3-A Notes, Class 4-A Notes or Class 5-A Notes, as applicable, (B) on and after the Payment Date on which the Note Principal Balance of the Class 3-A Notes is reduced to zero, the Group Three Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 3-A Notes to zero will be applied pro rata to increase the Group One

Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 4-A Notes or Class 5-A Notes, as applicable, (C) on and after the Payment Date on which the Note Principal Balance of the Class 4-A Notes is reduced to zero, the Group Four Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 4-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 3-A Notes or Class 5-A Notes, as applicable, and (D) on and after the Payment Date on which the Note Principal Balance of the Class 5-A Notes is reduced to zero, the Group Five Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 5-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding) and the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 3-A Notes or Class 4-A Notes, as applicable; and provided further, on any Payment Date on which the Two Times Test is satisfied, the related Group Principal Payment Percentage of the Senior Principal Payment Amount for the related Group will not be applied to reduce the respective Note Principal Balances of the related Class A Notes as provided in clauses (A), (B), (C) and (D) above, but will instead be applied to the Subordinated Notes in reduction of their Note Principal Balances as set forth in the Indenture.

            Group One Senior Notes:  Any of the Class 1-A Notes.

            Group Two: The portion of the mortgage pool identified as "Group Two" in the Prospectus Supplement.

            Group Two Cut-off Date Balance: The aggregate Stated Principal Balance of the Mortgage Group Two as of the Cut-off Date.

            Group Two Net WAC: means, with respect to a Payment Date, the per annum rate equal to the weighted average of the Net Mortgage Rates of the Group Two Mortgage Loans, as of the first day of the related Accrual Period, weighted on the basis of their Stated Principal Balances.

            Group Two Principal Payment Amount: Means, as of any Payment Date, the amount equal to the lesser of (i) the aggregate Note Principal Balance of the Class 2-A Notes and (ii) the Senior Principal Payment Amount for Group Two; provided, however, that with respect to any Payment Date on which the Two Times Test is not satisfied, (A) on and after the Payment Date on which the Note Principal Balance of the Class 1-A Notes is reduced to zero, the Group One Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 1-A Notes to zero will be applied pro rata to increase the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 2-A Notes, Class 3-A Notes, Class 4-A Notes or Class 5- A Notes, as applicable,
(B) on and after the Payment Date on which the Note Principal Balance of the Class 3-A Notes is reduced to zero, the Group Three Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 3-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 4-A Notes or Class 5-A Notes, as applicable,
(C) on and after the Payment Date on which the Note Principal Balance of the Class 4-A Notes is reduced to zero, the Group Four Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 4-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 3-A Notes or Class 5-A Notes, as applicable, and (I)) on and after the Payment Date on which the Note Principal Balance of the Class 5-A Notes is reduced to zero, the Group Five Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 5-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding) and the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 3-A Notes or Class 4-A Notes, as applicable; and provided further, on any Payment Date on which the Two Times Test is satisfied, the related Group Principal Payment Percentage of the Senior Principal Payment Amount for the related Group will not be applied to reduce the respective Note Principal Balances of the related Class A Notes as provided in clauses (A), (B), (C) and (D) above, but will instead be applied to the Subordinated Notes in reduction of their Note Principal Balances as set forth in the Indenture.

            Group Two Senior Notes:  Any of the Class 2-A Notes.

            Group Three: The portion of the mortgage pool identified as "Group Three" in the Prospectus Supplement.

            Group Three Cut-off Date Balance: The aggregate Stated Principal Balance of the Mortgage Group Three as of the Cut-off Date.

            Group Three Net WAC: Means, with respect to a Payment Date, the per annum rate equal to the weighted average of the Net Mortgage Rates of the Group Three Mortgage Loans, as of the first day of the related Accrual Period, weighted on the basis of their Stated Principal Balances.

            Group Three Principal Payment Amount: Means, as of any Payment Date, the amount equal to the lesser of (i) the aggregate Note Principal Balance of the Class 3-A Notes and (ii) the Senior Principal Payment Amount for Group Three; provided, however, that with respect to any Payment Date on which the Two Times Test is not satisfied, (A) on and after the Payment Date on which the Note Principal Balance of the Class 1-A Notes is reduced to zero, the Group One Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 1-A Notes to zero will be applied pro rata to increase the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 2-A Notes, Class 3-A Notes, Class 4-A Notes or Class 5-A Notes, as applicable, (B) on and after the Payment Date on which the Note Principal Balance of the Class 2-A Notes is reduced to zero, the Group Two Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 2-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 3-A Notes, Class 4-A Notes or Class 5-A Notes, as applicable, (C) on and after the Payment Date on which the Note Principal Balance of the Class 4-A Notes is reduced to zero, the Group Four Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 4-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 3-A Notes or Class 5-A Notes, as applicable, and (D) on and after the Payment Date on which the Note Principal Balance of the Class 5-A Notes is reduced to zero, the Group Five Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 5-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding) and the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 3-A Notes or Class 4-A Notes, as applicable; and provided further, on any Payment Date on which the Two Times Test is satisfied, the related Group Principal Payment Percentage of the Senior Principal Payment Amount for the related Group will not be applied to reduce the respective Note Principal Balances of the related Class A Notes as provided in clauses (A), (B), (C) and (D) above, but will instead be applied to the Subordinated Notes in reduction of their Note Principal Balances as set forth in the Indenture.

            Group Three Senior Notes:  Any of the Class 3-A Notes.

            Group Four: The portion of the mortgage pool identified as "Group Four" in the Prospectus Supplement.

            Group Four Cut-off Date Balance: The aggregate Stated Principal Balance of the Mortgage Group Four as of the Cut-off Date.

            Group Four Net WAC: With respect to a Payment Date, the per annum rate equal to the weighted average of the Net Mortgage Rates of the Group Four Mortgage Loans, as of the first day of the related Accrual Period, weighted on the basis of their Stated Principal Balances.

            Group Four Principal Payment Amount: Means, as of any Payment Date, the amount equal to the lesser of (i) the aggregate Note Principal Balance of the Class 4-A Notes and (ii) the Senior Principal Payment Amount for Group Four; provided, however, that with respect to any Payment Date on which the Two Times Test is not satisfied, (A) on and after the Payment Date on which the Note Principal Balance of the Class 1-A Notes is reduced to zero, the Group One Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 1-A Notes to zero will be applied pro rata to increase the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 2-A Notes, Class 3-A Notes, Class 4-A Notes or Class 5- A Notes, as applicable, (B) on and after the Payment Date on which the Note Principal Balance of the Class 2-A Notes is reduced to zero, the Group Two Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 2-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 3-A Notes, Class 4-A Notes or Class 5-A Notes, as applicable, (C) on and after the Payment Date on which the Note Principal Balance of the Class 3-A Notes is reduced to zero, the Group Three Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 3-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4- A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 4-A Notes or Class 5-A Notes, as applicable, and (D) on and after the Payment Date on which the Note Principal Balance of the Class 5-A Notes is reduced to zero, the Group Five Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 5-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding) and the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 3-A Notes or Class 4-A Notes, as applicable; and provided further, on any Payment Date on which the Two Times Test is satisfied, the related Group Principal Payment Percentage of the Senior Principal Payment Amount for the related Group will not be applied to reduce the respective Note Principal Balances of the related Class A Notes as provided in clauses (A), (B), (C) and (D) above, but will instead be applied to the Subordinated Notes in reduction of their Note Principal Balances as set forth in the Indenture.

            Group Four Senior Notes:  Any of the Class 4-A Notes.

            Group Five: Means the portion of the mortgage pool identified as "Group Five" in the Prospectus Supplement.

            Group Five Cut-off Date Balance: The aggregate Stated Principal Balance of the Mortgage Group Five as of the Cut-off Date.

            Group Five Net WAC: means, with respect to a Payment Date, the per annum rate equal to the weighted average of the Net Mortgage Rates of the Group Five Mortgage Loans, as of the first day of the related Accrual Period, weighted on the basis of their Stated Principal Balances.

            Group Five Principal Payment Amount: Means, as of any Payment Date, the amount equal to the lesser of (i) the aggregate Note Principal Balance of the Class 5-A Notes and (ii) the Senior Principal Payment Amount for Group Five; provided, however, that with respect to any Payment Date on which the Two Times Test is not satisfied, (A) on and after the Payment Date on which the Note Principal Balance of the Class 1-A Notes is reduced to zero, the Group One Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 1-A Notes to zero will be applied pro rata to increase the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 2-A Notes, Class 3-A Notes, Class 4-A Notes or Class 5- A Notes, as applicable, (B) on and after the Payment Date on which the Note Principal Balance of the Class 2-A Notes is reduced to zero, the Group Two Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 2-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 3-A Notes, Class 4-A Notes or Class 5-A Notes, as applicable,
(C) on and after the Payment Date on which the Note Principal Balance of the Class 3-A Notes is reduced to zero, the Group Three Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 3-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class 1-A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Four Principal Payment Amount (so long as any of the Class 4- A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 4-.4 Notes or Class 5-A Notes, as applicable, and (D) on and after the Payment Date on which the Note Principal Balance of the Class 4-A Notes is reduced to zero, the Group Four Principal Payment Percentage of the Senior Principal Payment Amount in excess of the amount necessary to reduce the Note Principal Balance of the Class 4-A Notes to zero will be applied pro rata to increase the Group One Principal Payment Amount (so long as any of the Class I -A Notes are outstanding), the Group Two Principal Payment Amount (so long as any of the Class 2-A Notes are outstanding), the Group Three Principal Payment Amount (so long as any of the Class 3-A Notes are outstanding) and the Group Five Principal Payment Amount (so long as any of the Class 5-A Notes are outstanding) in proportion to the respective Note Principal Balance of the Class 1-A Notes, Class 2-A Notes, Class 3-A Notes or Class 5-A Notes, as applicable; and provided further, on any Payment Date on which the Two Times Test is satisfied, the related Group Principal Payment Percentage of the Senior Principal Payment Amount for the related Group will not be applied to reduce the respective Note Principal Balances of the related Class A Notes as provided in clauses (A), (B), (C) and (D) above, but will instead be applied to the Subordinated Notes in reduction of their Note Principal Balances as set forth in the Indenture.

            Group Five Senior Notes:  Any of the Class 5-A Notes.

            Holder: Any Certificateholder or any Noteholder, as the context requires.

            Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

            Indenture: The indenture, dated as of December 22, 2005, among the Issuer, the Indenture Trustee and the Securities Administrator, relating to the Merrill Lynch Mortgage Investors Trust, Mortgage-Backed Notes, Series MLMI 2005-A9.

            Indenture Trustee: Wachovia Bank, National Association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

            Indenture Trustee Fee: The annual fee that will be paid to the Indenture Trustee based on a side letter agreement between the Securities Administrator and the Indenture Trustee.

            Independent: When used with respect to any specified Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Master Servicer, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Request and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

            Index: The index, if any, specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

            Initial Certification: The initial certification delivered by the Custodian pursuant to Section 2.3(a) of the Custodial Agreement in the form attached thereto as Exhibit One.

            Initial Note Principal Balance: With respect to the following classes, the amount set out for such class of Notes on the Closing Date: Class 1-A-1 $56,459,000; Class 1-A-2 $2,383,000, Class 2-A-1A $178,638,000, Class
2-A-1B $48,836,000, Class 2-A-1C $51,164,000, Class 2-A-1D $11,762,000, Class
2-A-1E $173,999,000, Class 2-A-2 $19,602,000, Class 3-A-1 $142,568,000, Class
3-A-2 $6,018,000, Class 4-A-1 $115,721,000, Class 4-A-2 $4,885,000, Class 5-A-1
$74,692,000, Class 5-A-2 $3,153,000, Class M-1 $16,230,000, Class M-2
$7,419,000, Class M-3 $4,637,000, Class B-1 $3,709,000, Class B-2 $3,246,000,
and Class B-3 $2,321,200.

            Initial Transfer: With respect to a Senior Note or Privately Offered Note, the initial transfer of such Senior Note or Privately Offered Note (other than a pledge of such Senior Note or Privately Offered Note to secure indebtedness or the transfer of such Senior Note or Privately Offered Note pursuant to a repurchase agreement treated as secured indebtedness for federal income tax purposes) by a REIT which is the owner, directly or through one or more QRSs or disregarded entities of 100% of all Certificates and all Senior Notes and Privately Offered Notes other than those with respect to which a Tax Transfer Certificate or "will be debt" opinion previously was furnished to the Securities Administrator, in connection with which a Tax Transfer Certificate or "will be debt" opinion is furnished to the Securities Administrator; provided, that, if a REIT which is the owner, directly or through one or more QRSs or entities disregarded as entities separate from such REIT or QRSs, of 100% of all Certificates and all Senior Notes and Privately Offered Notes other than those with respect to which a Tax Transfer Certificate or "will be debt" opinion previously was furnished to the Securities Administrator reacquires any such Senior Note or Privately Offered Note, then the initial transfer of such Senior Note or Privately Offered Note by such REIT after such reacquisition shall be treated as an Initial Transfer requiring a new Tax Transfer Certificate or "will be debt" opinion and not as a Subsequent Transfer; provided, further, for the avoidance of doubt, that if Notes are transferred to any Person in a transfer with respect to which a certificate substantially in the form of Exhibit F hereto is required to be delivered to the Securities Administrator and certain other parties, then (1) such transfer of such Notes to such Person shall not be treated as an Initial Transfer or a Subsequent Transfer and (2) the initial transfer of any Senior Note or Privately Offered Note (other than a pledge of such Senior Note or Privately Offered Note to secure indebtedness or the transfer of such Senior Note or Privately Offered Note pursuant to a repurchase agreement treated as secured indebtedness for federal income tax purposes) by such Person shall be treated as an Initial Transfer requiring a new Tax Transfer Certificate or "will be debt" opinion and not as a Subsequent Transfer.

            Insurance Policy: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy or title insurance policy.

            Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse insured expenses.

            Interest Adjustment Date: With respect to a Mortgage Loan, the date, if any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

            Interest Funds: With respect to each Mortgage Group and any Payment Date, the sum, without duplication, of (1) all scheduled interest due on the Mortgage Loans in such Mortgage Group during the related Due Period that is received before the related Servicer Remittance Date or advanced on or before the related Servicer Remittance Date less the Servicing Fee, (2) all Advances on the Mortgage Loans in such Mortgage Group relating to interest, (3) all Compensating Interest on the Mortgage Loans in such Mortgage Group, (4) liquidation proceeds collected during the related Prepayment Period on the Mortgage Loans in such Mortgage Group (to the extent such liquidation proceeds relate to interest), (5) proceeds of any Mortgage Loan in such Mortgage Group purchased by the Depositor or any transferor under the Sale and Servicing Agreement during the related Prepayment Period for document defects. breach of a representation or warranty, realization upon default or optional redemption (to the extent such proceeds relate to interest) (6) with respect to any Additional Collateral Loans in such Mortgage Group, all proceeds of the related additional collateral relating to interest, and (7) prepayment charges received with respect to the Mortgage Loans in such Mortgage Group, less all non-recoverable Advances relating to interest, expenses and all other amounts reimbursed to the Master Servicer, the Securities Administrator, the Indenture Trustee and the Servicers pursuant to the Basic Documents.

            Interest Shortfall: With respect to any Payment Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

            (a) Partial principal prepayments received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

            (b) Principal prepayments in full received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment; and

            (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on the Stated Principal Balance thereof (or, in the case of a principal prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on such Stated Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

            Interim Certification: The interim certification delivered by the Custodian pursuant to Section 2.3(b) of the Custodial Agreement in the form attached thereto as Exhibit Two.

            Investment Company Act: The Investment Company Act of 1940, as amended, and any amendments thereto.

            IRS: The Internal Revenue Service.

            Issuer: Merrill Lynch Investors Trust, Series 2005-A9, a Delaware statutory trust, or its successor in interest.

            Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

            Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

            Liquidated Mortgage Loan: With respect to any Payment Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, indenture trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the related Servicer has certified in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

            Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the Master Servicer or the related Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

            Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Master Servicer or the related Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgage Property, such expenses including
(a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

            Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise.

            Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

            Loss Allocation Limitation: As defined in Section 3.24(c) of the Indenture.

            Lost Notes: The original Mortgage Notes that have been lost, as indicated on the Mortgage Loan Schedule.

            Majority Certificateholder: A Holder of a 50.01% or greater Certificate Percentage Interest of the Trust Certificates.

            Master Servicer: Wells Fargo Bank, N.A., and its successors and assigns.

            Master Servicer Certification: A written certification covering servicing of the Mortgage Loans by the Servicer and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date
(a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superseded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer and the Depositor following a negotiation in good faith to determine how to comply with any such new requirements.

            Master Servicer Collection Account: The trust account or accounts created and maintained pursuant to Section 4.02 of the Sale and Servicing Agreement. The Master Servicer Collection Account shall be an Eligible Account and maybe a sub-account of the Payment Account.

            Master Servicer Compensation: As defined in Section 3.13 of the Sale and Servicing Agreement.

            Master Servicer Event of Default: Has the meaning assigned to such term in Section 6.01 of the Sale and Servicing Agreement.

            Material Defect: The meaning specified in Section 2.02(a) of the Sale and Servicing Agreement.

            Maximum Lifetime Mortgage Rate: The maximum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

            MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

            MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

            Minimum Lifetime Mortgage Rate: The minimum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

            MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof, or as nominee for any subsequent assignee of the originator pursuant to an assignment of mortgage to MERS.

            Monthly Advance: An advance of principal or interest required to be made by the related Servicer pursuant to the related Servicing Agreement or the Master Servicer pursuant to the Sale and Servicing Agreement.

            Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial Principal Prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

            Moody's: Moody's Investors Service, Inc.

            Mortgage: The mortgage, deed of trust or other instrument reflected on the Mortgage Loan Schedule as securing a Mortgage Loan.

            Mortgage File: The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Indenture.

            Mortgage Group: Mortgage Group One, Mortgage Group Two, Mortgage Group Three, Mortgage Group Four or Mortgage Group Five, as applicable.

            Mortgage Group One: The group of Mortgage Loans designated as belonging to Mortgage Group One on the Mortgage Loan Schedule.

            Mortgage Group Two: The group of Mortgage Loans designated as belonging to Mortgage Group Two on the Mortgage Loan Schedule.

            Mortgage Group Three: The group of Mortgage Loans designated as belonging to Mortgage Group Three on the Mortgage Loan Schedule.

            Mortgage Group Four: The group of Mortgage Loans designated as belonging to Mortgage Group Three on the Mortgage Loan Schedule.

            Mortgage Group Five: The group of Mortgage Loans designated as belonging to Mortgage Group Three on the Mortgage Loan Schedule

            Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is initially equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

            Mortgage Loan: A Mortgage Loan transferred and assigned to the Trust pursuant to Section 2.01 or Section 2.04 of the Sale and Servicing Agreement, as identified in the Mortgage Loan Schedule, including a Mortgage Loan the property securing which has become an REO Property.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of December 22, 2005, between the Seller and the Depositor, a copy of which is attached as Exhibit E to the Sale and Servicing Agreement.

            Mortgage Loan Schedule: The schedule, attached hereto as Exhibit B with respect to the Mortgage Loans, and as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to the Indenture or the Mortgage Loan Purchase Agreement, as the case may be.

            Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

            Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

            Mortgagor: The obligor on a Mortgage Note.

            Net Collections: With respect to any Liquidated Mortgage Loan, an amount equal to all payments on account of interest and principal on such Mortgage Loan.

            Net Interest Shortfall: With respect to any Payment Date, the Interest Shortfall, if any, for such Payment Date net of Compensating Interest made with respect to such Payment Date.

            Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds and Subsequent Recoveries net of unreimbursed advances by the related Servicer, Monthly Advances, expenses incurred by the related Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgaged Property, and any other amounts payable to the related Servicer under the related Servicing Agreement.

            Net Rate or Net Mortgage Rate: For any Mortgage Loan, the then applicable Mortgage Rate thereon less the Servicing Fee Rate.

            Net WAC: With respect to any Payment Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the preceding Payment Date.

            Nonrecoverable Advance: Any advance or Monthly Advance (i) which was previously made or is proposed to be made by the Master Servicer, the Indenture Trustee solely as successor Master Servicer, or the related Servicer and (ii) which, in the good faith judgment of the Master Servicer, the Indenture Trustee as successor Master Servicer or the related Servicer, will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer, the Indenture Trustee as successor Master Servicer, or the related Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made or is proposed to be made.

            Note: Any of the Class A, Class M or Class B Notes.

            Noteholder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer, the Indenture Trustee, the Seller, the Securities Administrator or the Master Servicer or any Affiliate of any of them shall be deemed not to be a holder or holders, nor shall any so owned be considered outstanding, for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee or Securities Administrator shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee or Securities Administrator has actual knowledge to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Securities Administrator or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

            Note Owner: The Beneficial Owner of a Note.

            Note Group: Any of the Class 1-A, Class 2-A, Class 3-A, Class 4-A or Class 5-A Notes.

            Note Principal Balance: With respect to any class of Note and as of any Payment Date, the outstanding principal balance of such class on the date of the initial issuance of the Notes, as reduced, but not below zero, by (i) all amounts distributed on previous Payment Dates on such class on account of principal; and (ii) such class's share of any Applied Realized Loss amounts for previous Payment Dates. Notwithstanding the foregoing, on any Payment Date relating to a Due Period in which a Subsequent Recovery has been received by the Related Servicer, the Note Principal Balance of any class of Notes then outstanding for which any Applied Realized Loss amount has been allocated will be increased, in order of seniority, by an amount equal to the lesser of (I) the Unpaid Realized Loss Amount for such class of notes and (II) the total of any Subsequent Recovery distributed on such date to the noteholders (reduced by the amount of the increase in the Note Principal Balance of any more senior class of Notes pursuant to this sentence on such Payment Date).

            Note Rate: means, with respect to the Class 1-A Notes, the Group One Net WAC; with respect to the Class 2-A Notes, the Group Two Net WAC; with respect to the Class 3-A Notes, the Group Three Net WAC; with respect to the Class 4-A Notes, the Group Four Net WAC; with respect to the Class 5-A Notes, the Group Five Net WAC; and with respect to the Subordinated Notes, the Net WAC.

            Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

            Note Registrar: The Securities Administrator, in its capacity as Note Registrar, or any successor to the Securities Administrator in such capacity.

            Officer's Certificate: With respect to the Master Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee or the Securities Administrator, as applicable. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

            Opinion of Counsel: A written opinion of counsel acceptable to the Indenture Trustee in its reasonable discretion which counsel may be in-house counsel for the Depositor or the Seller if acceptable to the Indenture Trustee and the Rating Agencies or outside counsel for the Depositor, the Seller, the Issuer or the Master Servicer, as the case may be.

            Optional Termination Date: The Payment Date occurring after the first Payment Date for which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period has been reduced to 10% or less of the Cut-off Date Balance.

            Original Subordinate Principal Balance: The aggregate Note Principal Balance of the Subordinate Notes as of the Closing Date.

            Original Value: The lesser of (i) the Appraised Value or (ii) the sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except in instances where either clauses (i) or (ii) is unavailable, the other may be used to determine the Original Value, or if both clauses (i) and
(ii) are unavailable, Original Value may be determined from other sources reasonably acceptable to the Depositor.

            Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Securities Administrator for cancellation; and

                  (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Securities Administrator is presented that any such Notes are held by a holder in due course.

            Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

            Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust less any Excess Liquidation Proceeds with respect thereto to the extent applied to principal.

            Owner Trust Estate: The corpus of the Issuer created by the Trust Agreement which consists of items referred to in Section 3.01 of the Trust Agreement.

            Owner Trustee: Wilmington Trust Company, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

            Paying Agent: Any paying agent or co-paying agent appointed under the Indenture, which initially shall be the Securities Administrator.

            Payment Account: The trust account or accounts created and maintained pursuant to Section 3.01 of the Indenture, which shall be denominated Wells Fargo Bank, N.A., as Securities Administrator f/b/o holders of Merrill Lynch Mortgage Investors Trust, Mortgage-Backed Notes, Series 2005-A9 - Payment Account." The Payment Account shall be an Eligible Account.

            Payment Account Deposit Date: The Business Day prior to each Payment Date.

            Payment Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day, commencing in January 2006.

            Percentage Interest: With respect to any Note, the percentage obtained by dividing the Note Principal Balance of such Note by the aggregate Note Principal Balance of all Notes of that Class. With respect to any Certificate, the percentage as stated on the face thereof.

            Periodic Rate Cap: With respect to any Mortgage Loan, the maximum rate, if any, by which the Mortgage Rate on such Mortgage Loan can adjust on any Adjustment Date, as stated in the related Mortgage Note or Mortgage.

            Permitted Investments: Any one or more of the following obligations or securities held in the name of the Indenture Trustee for the benefit of the Noteholders:

                  (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (a) demand or time deposits, federal funds or bankers'
            acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Indenture Trustee, Securities Administrator or the Master Servicer or its Affiliates acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from the Rating Agencies and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Securities Administrator holds the security therefor;

                  (iv) securities bearing interest or sold at a discount issued by any corporation (including the Indenture Trustee, Securities Administrator or the Master Servicer or its Affiliates) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from the Rating Agencies at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust as determined by the Master Servicer;

                  (v) commercial paper (including both non-interest-bearing
            discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from the Rating Agencies at the time of such investment;

                  (vi) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

                  (vii) any other demand, money market or time deposit,
            obligation, security or investment as may be acceptable to the Rating Agencies as evidenced in writing by the Rating Agencies to the Securities Administrator; and

                  (viii) any money market or common trust fund having the
            Applicable Credit Rating or better from the Rating Agencies, including any such fund for which the Securities Administrator or Master Servicer or any affiliate of the Securities Administrator or Master Servicer acts as a manager or an advisor; provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par as determined by the Master Servicer.

            Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            PHH: PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), or its successor in interest.

            PHH Servicing Agreement: The Mortgage Loan Servicing Agreement, dated as of October 1, 2005, by and between Taberna Realty Holdings Trust, as owner, and PHH Mortgage Corporation, as servicer, attached as Exhibit C-2 to the Sale and Servicing Agreement, as modified by the related Assignment Agreement.

            Plan: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

            Plan Assets: Assets of a Plan within the meaning of Department of Labor regulation 29 C.F.R. Section 2510.3-101.

            Pool Balance: With respect to any date of determination, the aggregate of the Stated Principal Balances of all Mortgage Loans as of such date.

            Prepayment Interest Shortfall: As to any Payment Date, Interest Shortfalls, if any, of the type described in clauses (a) and (b) of the definition thereof, for such Payment Date, net of Compensating Interest Payments made with respect to such Payment Date.

            Prepayment Period: With respect any Mortgage Loan and any Payment Date, the calendar month immediately preceding the month in which such Payment Date occurs.

            Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, if any, or any replacement policy therefor through the related Accrual Period for such Class relating to a Payment Date.

            Principal Funds: With respect to any Mortgage Group and Payment Date, the sum, without duplication, of (1) the scheduled principal due on the Mortgage Loans in such Mortgage Group during the related Due Period and received before the related Servicer Remittance Date or advanced on or before the related Servicer Remittance Date, (2) prepayments of principal collected on the Mortgage Loans in such Mortgage Group in the related Prepayment Period, (3) the Stated Principal Balance of each Mortgage Loan in the such Mortgage Group that was purchased by the Depositor or the Seller during the related Prepayment Period or, in the case of a purchase in connection with an optional redemption, on the Business Day prior to such Payment Date, (4) the amount, if any, by which the aggregate unpaid principal balance of any replacement Mortgage Loans is less than the aggregate unpaid principal balance of any Mortgage Loans delivered by the Depositor or the Seller in connection with a substitution of a Mortgage Loan in such Mortgage Group, (5) with respect to any Additional Collateral Loans in such Mortgage Group, all proceeds of the related additional collateral to the extent such proceeds relate to principal, (6) all liquidation proceeds collected on Mortgage Loans in such Mortgage Group during the related Prepayment Period (to the extent such liquidation proceeds related to principal), (7) all Subsequent Recoveries with respect to Mortgage Loans in such Mortgage Group received during the related Due Period and (8) all other collections and recoveries in respect of principal during the related Prepayment Period on the Mortgage Loans in such Mortgage Group less all nonrecoverable Advances relating to principal and all non-recoverable servicing advances reimbursed during the related Prepayment Period and certain expenses reimbursable to the Indenture Trustee, the Securities Administrator, the Master Servicer and the Servicers.

            Principal Prepayment: Any payment (whether partial or full) or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Excess Liquidation Proceeds.

            Privately Offered Notes: Any of the Class 1-A-2, Class 3-A-2, Class 4-A-2, Class 5-A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Notes.

            Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

            Protected Account: The trust account or accounts created and maintained by a Servicer pursuant to the related Servicing Agreement. Each Protected Account shall be an Eligible Account.

            Publicly Offered Notes: Any of the Class 1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-2C, Class 2-A-2D, Class 2-A-2E, Class 2-A-2, Class 3-A-1, Class 4-A-1 and Class 5-A-1 Notes.

            Purchaser: Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, and its successors and assigns.

            Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for mortgage-backed notes having the same rating as the Notes rated by the Rating Agencies as of the Closing Date.

            Rating Agency: Any nationally recognized statistical rating organization, or its successor, that rated the Notes at the request of the Depositor at the time of the initial issuance of the Notes. Initially, Standard & Poor's and Fitch's. If such organization or a successor is no longer in existence, "Rating Agency" with respect to the Notes shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee and Master Servicer. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's or Fitch and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's, "AAA" in the case of Fitch's and in the case of any other Rating Agency, such equivalent rating.

            Realized Loss: The excess of the Stated Principal Balance of a defaulted Mortgage Loan plus accrued interest thereon over the Net Liquidation Proceeds of such Mortgage Loan that are allocated to principal.

            Record Date: With respect to any Class of Notes and the Trust Certificate and any Payment Date, the close of business on the last Business Day of the calendar month immediately preceding such Payment Date.

            Registered Holder: The Person in whose name a Note is registered in the Note Register on the applicable Record Date.

            Related Documents: With respect to each Mortgage Loan, the documents specified in Section 2.01(b)(i)-(vii) of the Sale and Servicing Agreement and any documents required to be added to such documents pursuant to the Sale and Servicing Agreement, the Trust Agreement, the Indenture or the Mortgage Loan Purchase Agreement.

            Release: The Federal Reserve Board's statistical Release No. H.15(519).

            Relief Act: Servicemembers Civil Relief Act.

            Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act.

            REO Property: A Mortgaged Property acquired in the name of the Indenture Trustee, for the benefit of the Noteholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or Article II of the Sale and Servicing Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, plus (c) any unreimbursed Monthly Advances and servicing advances payable to the related Servicer or to the Master Servicer and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any predatory lending laws.

            Repurchase Proceeds: the Repurchase Price in connection with any repurchase of a Mortgage Loan by the Seller and any cash deposit in connection with the substitution of a Mortgage Loan.

            Request for Release: A request for release in the form attached to the Custodial Agreement as Exhibit Four.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Sale and Servicing Agreement with respect to such Mortgage Loan.

            Responsible Officer: With respect to the Securities Administrator, any officer of the Securities Administrator with direct responsibility for the administration of the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject; and with respect to the Indenture Trustee, any vice president, assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject or who shall have direct responsibility for the administration of this Indenture.

            Sale and Servicing Agreement: The Sale and Servicing Agreement, dated as of December 22, 2005, among the Issuer, the Seller, the Indenture Trustee, the Master Servicer, the Securities Administrator and the Depositor.

            Scheduled Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

            Scheduled Principal: The principal portion of any Scheduled
Payment.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            Securities Administrator: Wells Fargo Bank, National Association, or its successor in interest, or any successor securities administrator.

            Security: Any of the Certificates or Notes.

            Securityholder or Holder: Any Noteholder or Certificateholder.

            Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

            Seller: means Taberna Realty Holdings Trust.

            Senior Notes: Any of the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Notes.

            Senior Percentage: With respect to each Mortgage Group and as of any Payment Date, the percentage equivalent of a fraction the numerator of which is the aggregate Note Balance of the class or classes of Class A Notes of the related Note Group immediately prior to such Payment Date and the denominator of which is the aggregate Stated Principal Balance of all Mortgage Loans in such Mortgage Group.

            Senior Prepayment Percentage: With respect to each Mortgage Group and as of any Payment Date, as follows: (i) for any Payment Date occurring before January 2013, 100%; (ii) for any Payment Date occurring in or after January 2013 but before December 2013, the related Senior Percentage for that Payment Date plus 70% of the related Subordinated Percentage for that Payment Date; (iii) for any Payment Date occurring in or after January 2014 but before December 2014, the related Senior Percentage for that Payment Date plus 60% of the related Subordinated Percentage for that Payment Date; (iv) for any Payment Date occurring in or after January 2015 but before December 2015, the related Senior Percentage for that Payment Date plus 40% of the related Subordinated Percentage for that Payment Date; (v) for any Payment Date occurring in or after January 2016 but before December 2016, the related Senior Percentage for that Payment Date plus 20% of the related Subordinated Percentage for that Payment Date; and (vi) for any Payment Date occurring in January 2017 or thereafter, 0%; provided, however, that no scheduled reduction in the Senior Prepayment Percentage with respect to any Note Group will occur on any Payment Date unless the Step-Down Test is satisfied as of the last day of the month preceding such Payment Date.

            Notwithstanding the preceding paragraph, (i) if on any Payment Date on or prior to the Payment Date in January 2009 the Two Times Test is satisfied, the Senior Prepayment Percentage for each Mortgage Group will equal the related Senior Percentage plus 50% of the related Subordinated Percentage and (ii) if on any Payment Date after the Payment Date in January 2009 the Two Times Test is satisfied, the Senior Prepayment Percentage for each Mortgage Group will equal the related Senior Percentage. However, if on any Payment Date occurring on or after the Payment Date in January 2013, the Senior Percentage exceeds the Senior Percentage on the Closing Date for a Mortgage Group, the Senior Prepayment Percentage for the related Mortgage Group for that Payment Date will once again equal 100%.

            Senior Principal Payment Amount: With respect to each Mortgage Group and as of any Payment Date, the sum of (1) the product of (a) the related Senior Percentage and (b) the principal portion of each Scheduled Payment on each Mortgage Loan in the related Mortgage Group due during the related Due Period;
(2) the product of (a) the related Senior Prepayment Percentage and (b) each of the following amounts: (i) the principal portion of each full and partial Principal Prepayment made by a borrower on a Mortgage Loan in the related Mortgage Group during the related Prepayment Period; (ii) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Group that was finally liquidated during the related Prepayment Period) representing or allocable to recoveries of principal of the related Mortgage Loan received during the related Prepayment Period; and (iii) the principal portion of the Repurchase Price of each Mortgage Loan purchased by the Seller or any other person pursuant to the Sale and Servicing Agreement due to a defect in documentation or a material breach of a representation and warranty with respect to such Mortgage Loan or, in the case of a permitted substitution of a Defective Mortgage Loan, the amount representing any principal adjustment in connection with any such replaced Mortgage Loan in the related Mortgage Group with respect to the related Prepayment Period; (3) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Group that was fully liquidated during the related Prepayment Period, the lesser of (a) the product of (i) the related Senior Percentage for that date and (ii) the remaining Stated Principal Balance of the related Mortgage Loan at the time of liquidation and (b) the product of (i) the related Senior Prepayment Percentage for that date and (ii) the Net Liquidation Proceeds allocable to principal and any Subsequent Recoveries allowable to principal; and (4) any amounts described in clauses (1) through (3) above that remain unpaid with respect to such Note Group from prior Payment Dates.

            Senior Termination Date: For a Note Group, the date on which the aggregate Note Principal Balance of the Class A Notes related to a Mortgage Group is reduced to zero.

            Servicers: Wells Fargo, Aurora, Countrywide and PHH, and their respective successors and assigns.

            Servicer Remittance Date: With respect to each Mortgage Loan, the date set forth in the related Servicing Agreement.

            Servicing Agreements: The Aurora Servicing Agreement, the Countrywide Servicing Agreement, the Wells Fargo Servicing Agreement and the PHH Servicing Agreement.

            Servicing Fee: As to any Mortgage Loan and Payment Date, an amount equal to the product of (i) the Stated Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the applicable Servicing Fee Rate.

            Servicing Fee Rate: As to any Mortgage Loan, a per annum rate as set forth in the Mortgage Loan Schedule.

            Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer, as such list may be amended from time to time.

            Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

            Stated Principal Balance: With respect to any Mortgage Loan and any Payment Date, the unpaid principal balance of such Mortgage Loan as of the close of business on the related Due Date (taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) less any Principal Prepayments and the principal portion of any Excess Liquidation Proceeds received during or prior to the immediately preceding Prepayment Period; provided that the Stated Principal Balance of any Liquidated Mortgage Loan is zero.

            Statutory Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Sections 3801 et seq., as the same may be amended from time to time.

            Step-Down Test: Means a test that will be satisfied if either of the following conditions are met: (A)(i) (a) the aggregate Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in bankruptcy or foreclosure and Mortgage Loans as to which the related mortgaged property has been acquired by the Trust Fund), averaged over the preceding six-month period, as a percentage of the aggregate Note Principal Balance of the Subordinated Notes on such Payment Date (without giving effect to any payments on such Payment Date), does not exceed 50% or (b) the aggregate Stated Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in bankruptcy or foreclosure and Mortgage Loans as to which the related mortgaged property has been acquired by the Trust Fund) averaged over the last six months, as a percentage of the aggregate Stated Principal Balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (ii) cumulative Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the eighth, ninth, tenth, eleventh or twelfth year (or any year thereafter) after the Closing Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the initial Note Principal Balance of the Subordinated Notes, or (B)(i) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in bankruptcy or foreclosure and Mortgage Loans as to which the related mortgaged property has been acquired by the Trust Fund), averaged over the preceding six-month period, as a percentage of the aggregate Note Principal Balance on such Payment Date (without giving effect to any payments on such Payment Date) of the Subordinated Notes, does not exceed 4% and (ii) Realized Losses on the Mortgage Loans to date for such Payment Date, if occurring during the eighth, ninth, tenth, eleventh or twelfth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the initial Note Principal Balance of the Subordinated Notes.

            Subordinate Notes: Any of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Notes.

            Subordinate Percentage: With respect to each Mortgage Group as of any Payment Date, 100% minus the related Senior Percentage for the related Senior Notes.

            Subordinated Class Percentage: means, for each class of Subordinated Notes for each Payment Date, a percentage obtained by dividing the Note Principal Balance of such class immediately prior to such Payment Date by the aggregate Note Principal Balance of all classes of Subordinated Notes immediately prior to such date.

            Subordinated Optimal Principal Amount: With respect to the Class M Notes and Class B Notes and each Payment Date will be an amount equal to the sum of the following from each Mortgage Group (but in no event greater than the aggregate Note Principal Balance of the Subordinate Notes immediately prior to such Payment Date):

            (1) the product of (a) the related Subordinate Percentage and (b) the principal portion of each Scheduled Payment on each Mortgage Loan in the related Mortgage Group due during the related Due Period; (2) the product of (a) the related Subordinate Prepayment Percentage and (b) each of the following amounts: (i) the principal portion of each full and partial Principal Prepayment made by a borrower on a Mortgage Loan in the related Mortgage Group during the related Prepayment Period; (ii) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Group that was finally liquidated during the related Prepayment Period) representing or allocable to recoveries of principal of the related Mortgage Loan received during the related Prepayment Period; and (iii) the principal portion of the Repurchase Price of each Mortgage Loan purchased by the Seller or any other person pursuant to the Sale and Servicing Agreement due to a defect in documentation or a material breach of a representation and warranty with respect to such Mortgage Loan or, in the case of a permitted substitution of a Defective Mortgage Loan, the amount representing any principal adjustment in connection with any such replaced Mortgage Loan in the related Mortgage Group with respect to the related Prepayment Period; (3) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Group that was fully liquidated during the related Prepayment Period, the lesser of (a) the product of (i) the related Subordinate Percentage for that date and (ii) the remaining Stated Principal Balance of the related Mortgage Loan at the time of liquidation and (b) the product of (i) the related related Subordinate Prepayment Percentage for that date and (ii) the Net Liquidation Proceeds allocable to principal and any Subsequent Recoveries allowable to principal; and (4) any amounts described in clauses (1) through (3) above that remain unpaid with respect to such Note Group from prior Payment Dates.

            Subordinated Prepayment Percentage: For any Payment Date, the difference between 100% and the related Senior Prepayment Percentage for such Payment Date; provided, however, that on any Payment Date after a Senior Termination Date has occurred with respect a Mortgage Group, the Subordinated Prepayment Percentage will represent the entire interest of the Subordinated Notes in the Mortgage Loans and will be equal to the difference between 100% and the Senior Prepayment Percentage related to the Mortgage Loans in the aggregate for such Payment Date.

            Subordinated Principal Payment Amount: The sum of (1) the product of
(a) the related Subordinated Percentage and (b) the principal portion of each related Scheduled Payment on each Mortgage Loan in the related Mortgage Pool due during the related Due Period, plus (2) the product of (a) the related Subordinated Prepayment Percentage and (b) each of the following amounts: (i) the principal portion of each full and partial Principal Prepayment made by a borrower on a Mortgage Loan in the related Mortgage Group during the related Prepayment Period, (ii) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds, representing or allocable to recoveries of principal of Mortgage Loans in the related Mortgage Pool received during the related Prepayment Period and (iii) the principal portion of the purchase price of each Mortgage Loan in the related Mortgage Group that was purchased by the Seller or any other person pursuant to the Sale and Servicing Agreement due to a defect in documentation or a material breach of a representation or warranty with respect to such Mortgage Loan or, in the case of a permitted substitution of a Defective Mortgage Loan, the amount representing any principal adjustment in connection with any such replaced Mortgage Loan in the related Mortgage Pool with respect to such Payment Date, plus (3) with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Group that was finally liquidated during the related Prepayment Period, the related net liquidation proceeds allocable to principal, to the extent not distributed pursuant to clause (3) of the definition of Senior Principal Payment Amount, and plus (4) any amounts described in clauses (1) through (3) for any previous Payment Date that remain unpaid.

            Subordinate Writedown Amount: With respect to the Subordinate Notes, the amount by which (a) the sum of the Note Principal Balances of the Subordinate Notes (after giving effect to the distribution of principal and the allocation of applicable Realized Losses in reduction on a pro rata basis of the Note Principal Balances of such Notes on such Payment Date) exceeds (b) the aggregate Stated Principal Balances of the Mortgage Loans on the Due Date related to such Payment Date.

            Subsequent Transfer: A transfer of a Senior Note or Privately Offered Note with respect to which a Tax Transfer Certificate or "will be debt" opinion has been furnished to the Securities Administrator; provided, that, if a REIT which is the owner, directly or through one or more QRSs or entities disregarded as entities separate from such REIT or QRSs, of 100% of all Certificates and all Senior Notes and Privately Offered Notes other than those with respect to which a Tax Transfer Certificate or "will be debt" opinion previously was furnished to the Securities Administrator reacquires any such Senior Note or Privately Offered Note, then the initial transfer of such Senior Note or Privately Offered Note by such REIT after such reacquisition shall be treated as an Initial Transfer requiring a new Tax Transfer Certificate or "will be debt" opinion and not as a Subsequent Transfer; provided, further, for the avoidance of doubt, that if Notes are transferred to any Person in a transfer with respect to which a certificate substantially in the form of Exhibit F hereto is required to be delivered to the Securities Administrator and certain other parties, then (1) such transfer of such Notes to such Person shall not be treated as an Initial Transfer or a Subsequent Transfer and (2) the initial transfer of any Senior Note or Privately Offered Note (other than a pledge of such Senior Note or Privately Offered Note to secure indebtedness or the transfer of such Senior Note or Privately Offered Note pursuant to a repurchase agreement treated as secured indebtedness for federal income tax purposes) by such Person shall be treated as an Initial Transfer requiring a new Tax Transfer Certificate or "will be debt" opinion and not as a Subsequent Transfer; provided, further, that if any Senior Note or Privately Offered Note has been transferred to a lender upon a default under any secured indebtedness or has been transferred to a counterparty to a repurchase agreement and a default subsequently occurs with respect to such repurchase agreement, and such lender or repurchase agreement counterparty furnishes, or causes to be furnished, to the Securities Administrator (x) in the case of a Senior Note, a Tax Transfer Certificate or a "will be debt" opinion rendered by nationally recognized tax counsel or (y) in the case of a Privately Offered Note, a "will be debt" opinion rendered by nationally recognized tax counsel, then the transfer of such Senior Note or Privately Offered Note by such secured lender or a repurchase agreement counterparty shall be treated as a Subsequent Transfer.

            Subsequent Recoveries: Means any amount recovered by the related Servicer or the Master Servicer (net of reimbursable expenses) with respect to a Liquidated Mortgage Loan with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan.

            Substitute Mortgage Loan: A Mortgage Loan tendered to the Indenture Trustee pursuant to the Mortgage Loan Purchase Agreement or the Sale and Servicing Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted and (viii) which has a Gross Margin and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such Mortgage Loan, and a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan.

            Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

            Trust: The Merrill Lynch Mortgage Investors Trust, Series 2005-A9 created pursuant to the Trust Agreement.

            Trust Agreement: The Trust Agreement, dated as of December 22, 2005, among the Owner Trustee, the Depositor and the Securities
Administrator, relating to the Trust.

            Trust Estate: The meaning specified in the Granting Clause of the Indenture.

            Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

            Two Times Test: Means a test that will be satisfied on any Payment Date if all the following conditions are met: (i) the Aggregate Subordinated Percentage is at least two times the Aggregate Subordinated Percentage as of the Closing Date; (ii) the condition described in the first clause of the definition of "Step-Down Test" is satisfied; and (iii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed 20% of the aggregate Note Principal Balance of the Subordinated Notes as of the Closing Date.

            UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

            Underwriter: Merrill Lynch, Pierce, Fenner & Smith Incorporated.

            Uninsured Cause: Any cause of damage to a Mortgaged Property or related REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to the related Servicing Agreement, without regard to whether or not such policy is maintained.

            Unpaid Realized Loss Amount: With respect to any class of the Subordinated Notes and as to any Payment Date, the excess of (1) Applied Realized Loss Amounts with respect to such class over (2) the sum of (x) all payments in reduction of the Unpaid Realized Loss Amounts on all previous Payment Dates and (y) all increases in the Note Principal Balance of such class pursuant to the last sentence of the definition of "Note Principal Balance." Any amounts distributed to a class of Subordinated Notes in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Note Principal Balance of such class.

            Wells Fargo: Wells Fargo Bank, N.A., or its successor in interest.

            Wells Fargo Servicing Agreement: The Seller's Warranties and Servicing Agreement dated as of October 1, 2005, as amended, between Merrill Lynch Mortgage Lending, Inc. and Wells Fargo Bank, N.A., attached as Exhibit C-1 to the Sale and Servicing Agreement, as modified by the related Assignment Agreement.